As filed with the Securities and Exchange Commission on September 2, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

August 29, 2003

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-15929	Progress Energy, Inc.	56-2155481
410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina

1-8349	Florida Progress Corporation	59-2147112
A Florida Corporation 410 South Wilmington Street Raleigh, North Carolina 27601 Telephone: (919) 546-6111

1-3274	Florida Power Corporation	59-0247770
d/b/a Progress Energy Florida, Inc. A Florida Corporation 100 Central Avenue St. Petersburg, Florida 33701 Telephone: (727) 820-5151

1-3382	Carolina Power & Light Company	56-0165465
d/b/a Progress Energy Carolinas, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina

The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Florida Power Corporation d/b/a Progress Energy Florida, Inc. and Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

ITEM 5. OTHER EVENTS

On August 29, 2003, Standard and Poor’s Ratings Services (“S&P”) announced that it is lowering its corporate credit rating on Progress Energy, Inc., Progress Energy Carolinas, Inc., Progress Energy Florida, Inc. and Florida Progress Corporation (collectively, the “Companies”) to ‘BBB’ from ‘BBB+.’ The ‘A-2’ short-term credit ratings of the Companies were affirmed. The outlook of the Companies’ ratings was changed from negative to stable. The new ratings announced by S&P are listed in the table below. S&P indicated that the lower rating reflects weakened financial performance stemming from the economic downturn impacting regulated utilities, compounded by overcapacity in the Southeast weakening the financial performance of Progress Energy, Inc.’s unregulated merchant generation portfolio and high financial leverage. S&P noted that Progress Energy, Inc.’s tax-advantaged synthetic fuels business also has the effect of reducing Progress Energy, Inc.’s cash flow in the near term. S&P further indicated that the stable outlook reflects the stable nature of the Progress Energy Carolinas and Progress Energy Florida subsidiaries and the reasonably predictive financial performance of Progress Energy, Inc. over the next several years. The Companies do not expect these changes to have a material impact on their respective access to capital or financial results.

Standard and Poor’s
Progress Energy, Inc.
Corporate Credit Rating	BBB
Senior Unsecured	BBB-
Commercial Paper	A-2
Progress Energy Carolinas, Inc.
Corporate Credit Rating	BBB
Commercial Paper	A-2
Senior Secured Debt	BBB
Senior Unsecured Debt	BBB
Subordinate Debt
Preferred Stock	BB+
Progress Energy Florida, Inc.
Corporate Credit Rating	BBB
Commercial Paper	A-2
Senior Secured Debt	BBB
Senior Unsecured Debt	BBB
Preferred Stock	BB+
Florida Progress Corporation
Corporate Credit Rating	BBB
Commercial Paper	A-2
FPC Capital I
Preferred Stock*	BB+
Progress Capital Holdings, Inc.
Senior Unsecured Debt*	BBB-

*Guaranteed by Florida Progress Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. FLORIDA PROGRESS CORPORATION FLORIDA POWER CORPORATION CAROLINA POWER & LIGHT COMPANY Registrants

By:	/s/ Robert H. Bazemore, Jr.
Robert H. Bazemore, Jr. Vice President and Controller

Date: September 2, 2003